Supplement dated August 29, 2025
to the Prospectus (as supplemented) of the following Fund:
Fund	Prospectus
Columbia Funds Series Trust II
Columbia Limited Duration Credit Fund	12/1/2024
As previously supplemented on July 2, 2025, the Fund's name will be changed to Columbia Select Short Corporate Income Fund effective on or about September 1, 2025 (the Effective Date).
On the Effective Date, the information in the fifth paragraph under the heading “Principal Investment Strategies” in the “More Information about the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by:
■
Emphasizing an independent, proprietary credit research and selection process of issuers of debt securities over other factors such as interest rate and duration positioning;
■
Analyzing issuer-specific inputs, such as business strategy, management strength, competitive position and various financial metrics to identify the most attractive securities within each industry;
■
Investing opportunistically in lower-quality (junk) bonds based on relative valuations and risk-adjusted return expectations;
■
Utilizing quantitative risk controls and qualitative risk assessments in a framework that seeks to minimize issuer credit risk.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP183_07_006_(08/25)